FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED OCTOBER 1, 2000


Available Amount to Note Holders:                                                                  5,888,387.79

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertently deposited in Collection Account                             --

(ii)        Indemnity Payments paid inadvertently deposited in Collection Account                            --

(iii)       Aggregate of:

             (a) Unreimbursed Servicer Advances                                                       20,768.11

             (b) Servicer Fees from current and prior Collection Period                               51,656.38

             (c) Servicing Charges inadvertently deposited in Collection Account                             --

(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                             12,824.32

(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67

(vi)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                    --

(vii)       Class A-1 through A-4 Note Interest on a pari passu basis:

             Class A-1 Note Interest                                                                         --

             Class A-2 Note Interest                                                                         --

             Class A-3 Note Interest                                                                 178,194.94

             Class A-4 Note Interest                                                                 331,522.69

(viii)      Class B-1 Note Interest                                                                   14,616.54

(ix)        Class B-2 Note Interest                                                                    9,468.89

(x)         Class B-3 Note Interest                                                                   12,430.03

(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal

             Class A-1 Principal Distribution Amount                                                         --

             Class A-2 Principal Distribution Amount                                                         --

             Class A-3 Principal Distribution Amount                                               4,985,536.18

             Class A-4 Principal Distribution Amount                                                         --

(xii)       Note Insurer Reimbursement Amount                                                                --

(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal            108,381.22

(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal             54,190.60

(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal            108,381.22

(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                    --

(xvii)      Other Amounts Due Servicer under Servicing Agreement                                             --

(xviii)     Remaining Amount to Residual Holder                                                            0.00


            Reviewed By:



            ------------------------------------------------------------------
            Sandy B. Ho
            Executive Vice President & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of September 30, 2000                             1,811,970.21
     Investment earnings on amounts in Collection Account                                10,085.41
     Payments due Collection Account from last 3 business days of Collection Period     343,763.96
     Additional contribution for terminated trade-ups and rebooked leases                       --
     Servicer Advance on current Determination Date                                   3,722,568.21
                                                                                      ------------
     Available Funds on Payment Date                                                  5,888,387.79
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                            --
                                                                                      ------------
  REMAINING AVAILABLE FUNDS                                                           5,888,387.79
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                           --
                                                                                      ------------
  REMAINING AVAILABLE FUNDS                                                           5,888,387.79
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                  20,768.11
     Unreimbursed Servicer Advances paid                                                 20,768.11
                                                                                      ------------
     Unreimbursed Servicer Advances remaining unpaid                                            --
                                                                                      ------------
  REMAINING AVAILABLE FUNDS                                                           5,867,619.68
SERVICER FEES
     Servicer Fees due                                                                   51,656.38
     Servicer Fees paid                                                                  51,656.38
                                                                                      ------------
     Servicer Fees remaining unpaid                                                             --
                                                                                      ------------
  REMAINING AVAILABLE FUNDS                                                           5,815,963.30
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                  --
                                                                                      ------------
  REMAINING AVAILABLE FUNDS                                                           5,815,963.30
PREMIUM AMOUNT
     Premium Amount due                                                                  12,824.32
     Premium Amount paid                                                                 12,824.32
                                                                                      ------------
     Premium Amount remaining unpaid                                                            --
                                                                                      ------------
  REMAINING AVAILABLE FUNDS                                                           5,803,138.98
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                              416.67
     Indenture Trustee Fee paid                                                             416.67
                                                                                      ------------
     Indenture Trustee Fee remaining unpaid                                                     --
                                                                                      ------------
  REMAINING AVAILABLE FUNDS                                                           5,802,722.31
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                       --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                  75,000.00
                                                                                      ------------
     Total Indenture Trustee Expenses paid                                                      --
                                                                                      ------------
     Indenture Trustee Expenses unpaid                                                          --

  REMAINING AVAILABLE FUNDS                                                           5,802,722.31
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                    --
     Class A-2 Note Interest                                                                    --
     Class A-3 Note Interest                                                            178,194.94
     Class A-4 Note Interest                                                            331,522.69
                                                                                      ------------
       Total Class A Interest due                                                       509,717.63
                                                                                      ------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2000


  REMAINING AVAILABLE FUNDS                                                  5,293,004.68
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                14,616.54
     Class B-1 Note Interest paid                                               14,616.54
                                                                           --------------
       Class B-1 Note Interest remaining unpaid                                        --
                                                                           --------------
  REMAINING AVAILABLE FUNDS                                                  5,278,388.15
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                 9,468.89
     Class B-2 Note Interest paid                                                9,468.89
                                                                           --------------
       Class B-2 Note Interest remaining unpaid                                        --
                                                                           --------------
  REMAINING AVAILABLE FUNDS                                                  5,268,919.26
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                12,430.03
     Class B-3 Note Interest paid                                               12,430.03
                                                                           --------------
       Class B-3 Note Interest remaining unpaid                                        --
                                                                           --------------
  REMAINING AVAILABLE FUNDS                                                  5,256,489.23
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                          4,985,536.18
     Class A Note Principal Balance as of preceding Payment Date           109,922,723.90
                                                                           --------------
     Class A Base Principal Distribution Amount paid                         4,985,536.18
                                                                           --------------
       Class A Base Principal Distribution Amount remaining unpaid                     --

     Class A-1 Note Principal Balance as of preceding Payment Date                     --
     Class A-1 Base Principal Distribution Amount paid                                 --
                                                                           --------------
       Class A-1 Note Principal Balance after distribution on Payment Date             --
                                                                           --------------

     Remaining Class A Base Principal Distribution Amount                    4,985,536.18
                                                                           --------------

     Class A-2 Note Principal Balance as of preceding Payment Date                     --
     Class A-2 Base Principal Distribution Amount paid                                 --
                                                                           --------------
       Class A-2 Note Principal Balance after distribution on Payment Date             --

     Remaining Class A Base Principal Distribution Amount                    4,985,536.18
                                                                           --------------

     Class A-3 Note Principal Balance as of preceding Payment Date          39,235,583.90
     Class A-3 Base Principal Distribution Amount paid                       4,985,536.18
                                                                           --------------
       Class A-3 Note Principal Balance after distribution on Payment Date  34,250,047.72

     Remaining Class A Base Principal Distribution Amount                              --
                                                                           --------------

     Class A-4 Note Principal Balance as of preceding Payment Date          70,687,140.00
     Class A-4 Base Principal Distribution Amount paid                                 --
                                                                           --------------
       Class A-4 Note Principal Balance after distribution on Payment Date  70,687,140.00

  REMAINING AVAILABLE FUNDS                                                    270,953.05

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2000


NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insurer Reimbursement Amount due                                               --
     Note Insurer Reimbursement Amount paid                                              --
                                                                               ------------
     Note Insurer Reimbursement Amount remaining unpaid                                  --
  REMAINING AVAILABLE FUNDS                                                      270,953.05

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date             2,389,624.49
     Class B-1 Base Principal Distribution due                                   108,381.22
     Class B-1 Base Principal Distribution paid                                  108,381.22
                                                                               ------------
       Class B-1 Base Principal Distribution remaining unpaid                            --
       Class B-1 Note Principal Balance after distribution on Payment Date     2,281,243.27

  REMAINING AVAILABLE FUNDS                                                      162,571.83

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date             1,194,812.02
     Class B-2 Base Principal Distribution due                                    54,190.60
     Class B-2 Base Principal Distribution paid                                   54,190.60
                                                                               ------------
       Class B-2 Base Principal Distribution remaining unpaid                            --
       Class B-2 Note Principal Balance after distribution on Payment Date     1,140,621.42
  REMAINING AVAILABLE FUNDS                                                      108,381.23
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date             2,389,624.49
     Class B-3 Base Principal Distribution due                                   108,381.22
     Class B-3 Base Principal Distribution paid                                  108,381.22
                                                                               ------------
       Class B-3 Base Principal Distribution remaining unpaid                            --
       Class B-3 Note Principal Balance after distribution on Payment Date     2,281,243.27
  REMAINING AVAILABLE FUNDS                                                            0.00
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                         --
     Remaining Indenture Trustee Expenses paid                                           --
                                                                               ------------
       Remaining Indenture Trustee Expenses unpaid                                       --
  REMAINING AVAILABLE FUNDS                                                            0.00
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                            --
     Other Amounts Due Servicer under Servicing Agreement paid                           --
                                                                               ------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid               --
  REMAINING AVAILABLE FUNDS                                                            0.00
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                      0.00

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                               123,975,314.90
      ADCPB, end of Collection Period                                     118,718,825.67
                                                                          --------------
        Base Principal Amount                                               5,256,489.23

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period       3,112,040.14
      Servicing Advances collected during the current Collection Period     3,091,272.03
                                                                          --------------
        Unreimbursed Servicing Advances as of current Determination Date       20,768.11

CALCULATION OF INTEREST DUE
               Beginning                           Current                              Total
               Principal        Interest           Interest          Overdue          Interest
 Class          Balance           Rate               Due            Interest             Due
 ------        ---------        --------           --------         --------          ---------
Class A-1               --           5.2150%               --               --               --
Class A-2               --           5.4900%               --               --               --
Class A-3    39,235,583.90           5.4500%       178,194.94               --       178,194.94
Class A-4    70,687,140.00           5.6280%       331,522.69               --       331,522.69
Class B-1     2,389,624.49           7.3400%        14,616.54               --        14,616.54
Class B-2     1,194,812.02           9.5100%         9,468.89               --         9,468.89
Class B-3     2,389,624.49           6.2420%        12,430.03               --        12,430.03
            --------------   --------------    --------------   --------------   --------------
            115,896,784.90           5.6557%       546,233.08               --       546,233.08

CALCULATION OF PRINCIPAL DUE

                     Base           Base                         Total
                  Principal       Principal       Overdue      Principal
  Class          Amount Pct.       Amount        Principal        Due
  -----          ----------       --------       ---------     ---------
Class A           94.845%      4,985,536.18             --   4,985,536.18
Class B-1          2.062%        108,381.22             --     108,381.22
Class B-2          1.031%         54,190.60             --      54,190.60
Class B-3          2.062%        108,381.22             --     108,381.22
                               ------------   ------------   ------------
                               5,256,489.23             --   5,256,489.23

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                        123,975,314.90
      Servicer Fee Rate                                                                      0.500%
      One-twelfth                                                                             1/12
                                                                                   ---------------
      Servicer Fee due current period                                                    51,656.38
      Prior Servicer Fee arrearage                                                              --
                                                                                   ---------------
      Servicer Fee due                                                                   51,656.38

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period    109,922,723.90
      Premium Rate                                                                           0.140%
      One-twelfth                                                                             1/12
                                                                                   ---------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 2000


      Premium Amount due Current Period                                        12,824.32
      Prior Premium Amount arrearage                                                  --
                                                                               ---------
        Total Premium Amount due                                               12,824.32

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                    416.67
      Prior Indenture Trustee Fee arrearage                                           --
                                                                               ---------
      Total Indenture Trustee Fee due                                             416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                  --
      Prior Indenture Trustee Expenses arrearage                                      --
                                                                               ---------
      Total Indenture Trustee Expenses due                                            --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period           --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage          --
                                                                               ---------
      Total Other Amounts Due Servicer under Servicing Agreement                      --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED OCTOBER 1, 2000



RESTRICTING EVENT DETERMINATION:
                                                                                                         Yes/No
                                                                                                         ------
     A) Event of Servicer Termination (Yes/No)                                                             No
     B) Note Insurer has Made a Payment (Yes/No)                                                           No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                       No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                    No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                                                         Yes/No
                                                                                                         ------

     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the Indenture
     when due; and,                                                                                        No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2
     Maturity Date, the Class A-3 Maturity Date,the Class A-4 Maturity Date, the
     Class B-1 Maturity Date, the Class B-2 Maturity Date, or the Class B-3
     Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
     Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the case
     may be.                                                                                               No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

       Section                                           Event                                           Yes/No
       -------                                           -----                                           ------
     6.01(i)     Failure to make payment required                                                          No
     6.01(ii)    Failure to submit Monthly Statement                                                       No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                       No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                             No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                        No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed
                 within 60 days                                                                            No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                 No
     6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has occurred.              No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED OCTOBER 1, 2000

Gross Charge Event Calculation:
                                                                                        Result
                                                                                        ------
    Gross Charge Off Ratio Current Period                                                1.87%
    Gross Charge Off Ratio Prior Period                                                  1.42%
    Gross Charge Off Ratio Second Prior Period                                           1.91%
                                                                                         ----
     Average of Gross Charge Off Ratio for Three Periods                                 1.73%
    Maximum Allowed                                                                      2.50%

    Gross Charge Off Ratio:
                                        ADCPB of                                                         Gross Charge Off Ratio
                                      All Defaulted        Less                          End of Month           Charge Offs/
                                       Contracts         Recoveries       Charge Offs        ADCPB                 ADCPB
                                       ----------        -----------      -----------    ------------    -----------------------
    Current Period                      246,495.01        61,558.94        184,936.07    118,718,825.67            1.87%
    Prior Period                        236,749.59        90,036.11        146,713.48    123,975,314.90            1.42%
    Second Prior Period                 325,484.88       119,152.18        206,332.70    129,861,110.11            1.91%

Delinquency Event Calculation:
                                                                                        Results
                                                                                        -------
    Delinquency Trigger Ratio Current Period                                             4.30%
    Delinquency Trigger Ratio Prior Period                                               4.22%
    Delinquency Trigger Ratio Second Prior Period                                        4.01%
                                                                                         -----
    Average of Delinquency Trigger Ratios                                                4.18%
    Maximum Allowed                                                                      7.50%

    Delinquency Trigger Ratio:
                                                             A                   B                      A/B
                                                             -                   -                      ---
                                                          ADCPB of            ADCPB of
                                                     Contract > 30 Days    All Contracts         Delinquency Trigger
                                                          Past Due         As of Month-End              Ratio:
                                                     ------------------    ---------------      --------------------
    Current Period                                     5,107,775.41          118,718,825.67            4.30%
    Prior Period                                       5,325,385.94          126,258,089.84            4.22%
    Second Prior Period                                5,315,320.08          132,549,329.47            4.01%

                                                         ADCPB            Delinquency Ratio
                                                         ------           -----------------
    Current                                            113,611,050               95.70%
    31-60 Days Past Due                                  2,347,214                1.98%
    61-90 Days Past Due                                  1,161,072                0.98%
    91+ Days Past Due                                    1,599,490                1.35%
                                                       -----------             -------
    TOTAL                                              118,718,826              100.00%

Substitution Limits
    ADCPB as of Cut-Off Date                                                                    269,284,343.00
    Maximum Substitution (10% of Initial)                                                        26,928,434.30

    Prior month Cumulative ADCPB Substituted                                                      4,903,758.45
    Current month ADCPB Substituted                                                                 364,126.25
                                                                                                --------------
    Cumulative ADCPB Substituted                                                                  5,267,884.70

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED OCTOBER 1, 2000

Available Amount to Note Holders:                                                                  6,547,710.31

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertently deposited in Collection Account                             --

(ii)        Indemnity Payments paid inadvertently deposited in Collection Account                            --

(iii)       Aggregate of:

             (a) Unreimbursed Servicer Advances                                                       72,315.92

             (b) Servicer Fees from current and prior Collection Period                               67,341.80

             (c) Servicing Charges inadvertently deposited in Collection Account                             --

(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                             21,050.81

(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67

(vi)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                    --

(vii)        Class A-1 through A-4 Note Interest on a pari passu basis:

             Class A-1 Note Interest                                                                         --

             Class A-2 Note Interest                                                                  55,226.64

             Class A-3 Note Interest                                                                 221,916.32

             Class A-4 Note Interest                                                                 401,672.54

(viii)      Class B-1 Note Interest                                                                   17,285.20

(ix)        Class B-2 Note Interest                                                                   13,061.96

(x)         Class B-3 Note Interest                                                                   10,342.36

(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal

             Class A-1 Principal Distribution Amount                                                         --

             Class A-2 Principal Distribution Amount                                               5,416,845.38

             Class A-3 Principal Distribution Amount                                                         --

             Class A-4 Principal Distribution Amount                                                         --

(xii)       Note Insurer Reimbursement Amount                                                                --

(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal            117,757.52

(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal             58,878.76

(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal             73,598.45

(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                    --

(xvii)      Other Amounts Due Servicer under Servicing Agreement                                             --

(xviii)     Remaining Amount to Residual Holder                                                              --

            Reviewed By:



            -------------------------------------------------------------------
            Sandy B. Ho
            Executive Vice President & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED OCTOBER 1, 2000

                     Initial         Beginning           Base        Additional        Total         Ending            Ending
                    Principal        Principal         Principal     Principal       Principal      Principal        Certificate
  Class              Balance         Balance        Distribution    Distribution    Distribution     Balance           Factor
  -----             ---------        ---------      ------------    ------------    ------------    ---------        -----------
Class A-1        70,688,994.00               --               --            --               --               --      0.0000000
Class A-2        57,258,085.00    12,159,993.54     5,416,845.38            --     5,416,845.38     6,743,148.17      0.1177676
Class A-3        48,068,516.00    48,068,516.00               --            --               --    48,068,516.00      1.0000000
Class A-4        84,119,903.00    84,119,903.00               --            --               --    84,119,903.00      1.0000000
                 -------------    -------------     ------------    ------------    ------------   -------------     -----------
 Total Class A  260,135,498.00   144,348,412.54     5,416,845.38            --     5,416,845.38   138,931,567.17      0.5340739

Class B-1         5,655,120.00     3,138,009.23       117,757.52            --       117,757.52     3,020,251.72      0.5340739
Class B-2         2,827,560.00     1,569,004.62        58,878.76            --        58,878.76     1,510,125.86      0.5340739
Class B-3         3,534,450.00     1,961,255.77        73,598.45            --        73,598.45     1,887,657.32      0.5340739
                 -------------    -------------     ------------    ------------    ------------  --------------
 Total          272,152,628.00   151,016,682.17     5,667,080.10            --     5,667,080.10   145,349,602.06

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2000

AVAILABLE FUNDS
     Collection Account balance, as of September 30, 2000                               937,577.35
     Investment earnings on amounts in Collection Account                                 9,345.02
     Payments due Collection Account from last 3 business days of Collection Period     489,417.83
     Additional contribution for terminated trade-ups and rebooked leases                       --
     Servicer Advance on current Determination Date                                   5,111,370.11
                                                                                      ------------
      Available Funds on Payment Date                                                 6,547,710.31
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                            --
                                                                                      ------------
 REMAINING AVAILABLE FUNDS                                                            6,547,710.31
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                           --
                                                                                      ------------
 REMAINING AVAILABLE FUNDS                                                            6,547,710.31
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                  72,315.92
     Unreimbursed Servicer Advances paid                                                 72,315.92
                                                                                      ------------
     Unreimbursed Servicer Advances remaining unpaid                                            --
                                                                                      ------------
 REMAINING AVAILABLE FUNDS                                                            6,475,394.39
SERVICER FEES
     Servicer Fees due                                                                   67,341.80
     Servicer Fees paid                                                                  67,341.80
                                                                                      ------------
      Servicer Fees remaining unpaid                                                            --
                                                                                      ------------
 REMAINING AVAILABLE FUNDS                                                            6,408,052.59
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                  --
                                                                                      ------------
 REMAINING AVAILABLE FUNDS                                                            6,408,052.59
PREMIUM AMOUNT
     Premium Amount due                                                                  21,050.81
     Premium Amount paid                                                                 21,050.81
                                                                                      ------------
      Premium Amount remaining unpaid                                                           --
                                                                                      ------------
 REMAINING AVAILABLE FUNDS                                                            6,387,001.78
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                              416.67
     Indenture Trustee Fee paid                                                             416.67
                                                                                      ------------
      Indenture Trustee Fee remaining unpaid                                                    --
                                                                                      ------------
 REMAINING AVAILABLE FUNDS                                                            6,386,585.11

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2000

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                              --
     Cap on Indenture Trustee Expenses per 7.07(a)(ii)                          75,000.00
                                                                             ------------
     Total Indenture Trustee Expenses paid                                             --
                                                                             ------------
      Indenture Trustee Expenses unpaid                                                --

 REMAINING AVAILABLE FUNDS                                                   6,386,585.11

CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                           --
     Class A-2 Note Interest                                                    55,226.64
     Class A-3 Note Interest                                                   221,916.32
     Class A-4 Note Interest                                                   401,672.54
                                                                           --------------
      Total Class A Interest due                                               678,815.49
                                                                           --------------
 REMAINING AVAILABLE FUNDS                                                   5,707,769.62
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                17,285.20
     Class B-1 Note Interest paid                                               17,285.20
                                                                           --------------
      Class B-1 Note Interest remaining unpaid                                         --
                                                                           --------------
 REMAINING AVAILABLE FUNDS                                                   5,690,484.42
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                13,061.96
     Class B-2 Note Interest paid                                               13,061.96
                                                                           --------------
      Class B-2 Note Interest remaining unpaid                                         --
                                                                           --------------
 REMAINING AVAILABLE FUNDS                                                   5,677,422.46
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                10,342.36
     Class B-3 Note Interest paid                                               10,342.36
                                                                           --------------
      Class B-3 Note Interest remaining unpaid                                         --
                                                                           --------------
 REMAINING AVAILABLE FUNDS                                                   5,667,080.10
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                          5,416,845.38
     Class A Note Principal Balance as of preceding Payment Date           144,348,412.54
                                                                           --------------
     Class A Base Principal Distribution Amount paid                         5,416,845.38
                                                                           --------------
      Class A Base Principal Distribution Amount remaining unpaid                      --

     Class A-1 Note Principal Balance as of preceding Payment Date                     --
     Class A-1 Base Principal Distribution Amount paid                                 --
                                                                           --------------
      Class A-1 Note Principal Balance after distribution on Payment Date              --

     Remaining Class A Base Principal Distribution Amount                    5,416,845.38
                                                                           --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2000

     Class A-2 Note Principal Balance as of preceding Payment Date         12,159,993.54
     Class A-2 Base Principal Distribution Amount paid                      5,416,845.38
                                                                           -------------
      Class A-2 Note Principal Balance after distribution on Payment Date   6,743,148.17

     Remaining Class A Base Principal Distribution Amount                             --
                                                                           -------------

     Class A-3 Note Principal Balance as of preceding Payment Date         48,068,516.00
     Class A-3 Base Principal Distribution Amount paid                                --
                                                                           -------------
      Class A-3 Note Principal Balance after distribution on Payment Date  48,068,516.00

     Remaining Class A Base Principal Distribution Amount                             --
                                                                           -------------

     Class A-4 Note Principal Balance as of preceding Payment Date         84,119,903.00
     Class A-4 Base Principal Distribution Amount paid                                --
                                                                           -------------
      Class A-4 Note Principal Balance after distribution on Payment Date  84,119,903.00

  REMAINING AVAILABLE FUNDS                                                   250,234.73

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insurer Reimbursement Amount due                                            --
     Note Insurer Reimbursement Amount paid                                           --
                                                                           -------------
     Note Insurer Reimbursement Amount remaining unpaid                               --
  REMAINING AVAILABLE FUNDS                                                   250,234.73

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date          3,138,009.23
     Class B-1 Base Principal Distribution due                                117,757.52
     Class B-1 Base Principal Distribution paid                               117,757.52
                                                                           -------------
      Class B-1 Base Principal Distribution remaining unpaid                          --
      Class B-1 Note Principal Balance after distribution on Payment Date   3,020,251.72

  REMAINING AVAILABLE FUNDS                                                   132,477.21

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date          1,569,004.62
     Class B-2 Base Principal Distribution due                                 58,878.76
     Class B-2 Base Principal Distribution paid                                58,878.76
                                                                           -------------
      Class B-2 Base Principal Distribution remaining unpaid                          --
      Class B-2 Note Principal Balance after distribution on Payment Date   1,510,125.86
  REMAINING AVAILABLE FUNDS                                                    73,598.45

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2000

CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date           1,961,255.77
     Class B-3 Base Principal Distribution due                                  73,598.45
     Class B-3 Base Principal Distribution paid                                 73,598.45
                                                                             ------------
      Class B-3 Base Principal Distribution remaining unpaid                         0.00
      Class B-3 Note Principal Balance after distribution on Payment Date    1,887,657.32
  REMAINING AVAILABLE FUNDS                                                            --
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
     Indenture Trustee Expenses unpaid per above                                       --
     Remaining Indenture Trustee Expenses paid                                         --
                                                                             ------------
      Remaining Indenture Trustee Expenses unpaid                                      --
  REMAINING AVAILABLE FUNDS                                                            --
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                          --
     Other Amounts Due Servicer under Servicing Agreement paid                         --
                                                                             ------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid             --
  REMAINING AVAILABLE FUNDS                                                            --
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                      --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                               161,620,320.25
      ADCPB, end of Collection Period                                     155,953,240.15
                                                                          --------------
       Base Principal Amount                                                5,667,080.10

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period       4,749,398.54
      Servicing Advances collected during the current Collection Period     4,677,082.62
                                                                          --------------
       Unreimbursed Servicing Advances as of current Determination Date        72,315.92

CALCULATION OF INTEREST DUE
               Beginning                           Current                              Total
               Principal        Interest           Interest          Overdue          Interest
 Class          Balance           Rate               Due            Interest             Due
 ------        ---------        --------           --------         --------          ---------
Class A-1               --         4.9670%               --               --               --
Class A-2    12,159,993.54         5.4500%        55,226.64               --        55,226.64
Class A-3    48,068,516.00         5.5400%       221,916.32               --       221,916.32
Class A-4    84,119,903.00         5.7300%       401,672.54               --       401,672.54
Class B-1     3,138,009.23         6.6100%        17,285.20               --        17,285.20
Class B-2     1,569,004.62         9.9900%        13,061.96               --        13,061.96
Class B-3     1,961,255.77         6.3280%        10,342.36               --        10,342.36
            --------------   ------------    --------------     ------------    -------------
            151,016,682.17         5.7173%       719,505.01               --       719,505.01

CALCULATION OF PRINCIPAL DUE

                     Base           Base                         Total
                  Principal       Principal       Overdue      Principal
  Class          Amount Pct.       Amount        Principal        Due
  -----          ----------       --------       ---------     ---------
Class A            95.584%      5,416,845.38             --   5,416,845.38
Class B-1           2.078%        117,757.52             --     117,757.52
Class B-2           1.039%         58,878.76             --      58,878.76
Class B-3           1.299%         73,598.45           0.00      73,598.45
                                ------------    -----------   ------------
                                5,667,080.10           0.00   5,667,080.10

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                        161,620,320.25
      Servicer Fee Rate                                                      0.500%
      One-twelfth                                                             1/12
                                                                   ---------------
      Servicer Fee due current period                                    67,341.80
      Prior Servicer Fee arrearage                                              --
                                                                   ---------------
      Servicer Fee due                                                   67,341.80

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 2000


CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period    144,348,412.54
      Premium Rate                                                                           0.175%
      One-twelfth                                                                             1/12
                                                                                   ---------------
      Premium Amount due Current Period                                                  21,050.81
      Prior Premium Amount arrearage                                                            --
                                                                                   ---------------
        Total Premium Amount due                                                         21,050.81

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                              416.67
      Prior Indenture Trustee Fee arrearage                                                     --
                                                                                   ---------------
      Total Indenture Trustee Fee due                                                       416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                            --
      Prior Indenture Trustee Expenses arrearage                                                --
                                                                                   ---------------
      Total Indenture Trustee Expenses due                                                      --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                     --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                    --
                                                                                   ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED OCTOBER 1, 2000

RESTRICTING EVENT DETERMINATION:

                                                                                                         Yes/No
                                                                                                         ------
     A) Event of Servicer Termination (Yes/No)                                                             No
     B) Note Insurer has Made a Payment (Yes/No)                                                           No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                       No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                    No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                         Yes/No
                                                                                                         ------
     A) Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the terms
     of such Notes or the Indenture when due; and,                                                         No

     B) Failure to distribute to the Noteholders (x) on any
     Payment Date, an amount equal to the principal due on the
     Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on depositing the Collection
     Account of (y) on the Class A-1 Maturity Date, the Class A-2
     Maturity Date, the Class A-3 Maturity Date,the Class A-4
     Maturity Date, the Class B-1 Maturity Date, the Class B-2
     Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding
     Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
     Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes,
     as the case may be.                                                                                   No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

       Section                                           Event                                           Yes/No
       --------                                          -----                                           ------
     6.01(i)     Failure to make payment required                                                          No
     6.01(ii)    Failure to submit Monthly Statement                                                       No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                       No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                             No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                        No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed
                 within 60 days                                                                            No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                 No
     6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has occurred.              No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED OCTOBER 1, 2000


Available Amount to Note Holders:                                                                3,659,189.39
Reserve Account balance, beginning                                                               1,751,034.78

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)        Initial Unpaid Amounts inadvertently deposited in Collection Account                            --

(ii)       Indemnity Payments paid inadvertently deposited in Collection Account                           --

(iii)      Aggregate of:

            (a) Unreimbursed Servicer Advances                                                       5,583.58

            (b) Servicer Fees from current and prior Collection Period                              56,312.56

            (c) Servicing Charges inadvertently deposited in Collection Account                            --

(iv)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                 416.67

(v)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                   --

(vi)       Class A-1 through A-4 Note Interest on a pari passu basis:

             Class A-1 Note Interest                                                                       --

             Class A-2 Note Interest                                                               130,847.96

             Class A-3 Note Interest                                                               105,098.57

             Class A-4 Note Interest                                                               360,555.57

(vii)      Class B Note Interest                                                                    77,852.64

(viii)     Class C Note Interest                                                                    58,027.26

(ix)       Class D Note Interest                                                                    17,714.16

(x)        Class A Base Principal Distribution Amount

             Class A-1 Principal Distribution Amount                                                       --

             Class A-2 Principal Distribution Amount                                             2,380,759.69

             Class A-3 Principal Distribution Amount                                                       --

             Class A-4 Principal Distribution Amount                                                       --

(xi)       Class B Base Principal Distribution Amount                                              225,010.82

(xii)      Class C Base Principal Distribution Amount                                              152,426.69

(xiii)     Class D Base Principal Distribution Amount                                               36,292.07

(xv)       Class E Note Interest                                                                    13,095.72

(xvi)      Class E Principal Distribution Amount                                                    39,195.43

(xviii)    Reserve Account Reimbursement/(Withdrawal)                                                    0.00

(xix)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                   --

(xx)       Remaining Amount to Residual Holder                                                             --



Reserve Account balance, ending                                                                  1,751,034.78

Disbursements from Reserve Account:
           Interest earned on Reserve Account to Residual Holder                                     9,336.16

           Reviewed By:


           --------------------------------------------------------------------
           SANDY B. HO
           EXECUTIVE VICE PRESIDENT & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2000

AVAILABLE FUNDS
     Collection Account balance, as of September 30, 2000                                     366,659.75
     Investment earnings on amounts in Collection Account                                       6,530.93
     Payments due Collection Account from last 3 business days of Collection Period           385,311.62
     Additional contribution for terminated trade-ups and rebooked leases                             --
     Servicer Advance on current Determination Date                                         2,900,687.09
                                                                                         ---------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                        3,659,189.39
     Reserve Account balance                                                                1,751,034.78
                                                                                         ---------------
     TOTAL AVAILABLE FUNDS                                                                  5,410,224.17

Initial Unpaid Amounts inadvertently deposited in Collection Account                                  --
                                                                                         ---------------
  REMAINING AVAILABLE FUNDS                                                                 5,410,224.17

Indemnity Payments paid inadvertently deposited in Collection Account                                 --
                                                                                         ---------------
  REMAINING AVAILABLE FUNDS                                                                 5,410,224.17

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                         5,583.58
     Unreimbursed Servicer Advances paid                                                        5,583.58
                                                                                         ---------------
       Unreimbursed Servicer Advances remaining unpaid                                                --
                                                                                         ---------------
  REMAINING AVAILABLE FUNDS                                                                 5,404,640.59

SERVICER FEES
     Servicer Fees due                                                                         56,312.56
     Servicer Fees paid                                                                        56,312.56
                                                                                         ---------------
       Servicer Fees remaining unpaid                                                                 --
                                                                                         ---------------
   REMAINING AVAILABLE FUNDS                                                                5,348,328.03

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                        --
                                                                                         ---------------
  REMAINING AVAILABLE FUNDS                                                                 5,348,328.03

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
  Indenture Trustee Fee due                                                                       416.67
  Indenture Trustee Fee paid                                                                      416.67
                                                                                         ---------------
    Indenture Trustee Fee remaining unpaid                                                            --
                                                                                         ---------------
  REMAINING AVAILABLE FUNDS                                                                 5,347,911.36

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
  Total Indenture Trustee Expenses due                                                                --
  Cap on Indenture Trustee Expenses per 7.07(a)(ii)                                           75,000.00
                                                                                         ---------------
  Total Indenture Trustee Expenses paid                                                               --
                                                                                         ---------------
   Indenture Trustee Expenses unpaid                                                                  --
 REMAINING AVAILABLE FUNDS                                                                  5,347,911.36

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2000




CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                       --
     Class A-2 Note Interest                                                               130,847.96
     Class A-3 Note Interest                                                               105,098.57
     Class A-4 Note Interest                                                               360,555.57
       Total Class A Interest due                                                          596,502.10
                                                                                      ---------------
  REMAINING AVAILABLE FUNDS                                                              4,751,409.27

CLASS B NOTE INTEREST
     Class B Note Interest due                                                              77,852.64
     Class B Note Interest paid                                                             77,852.64
                                                                                      ---------------
     Class B Note Interest remaining unpaid                                                        --
                                                                                      ---------------
  REMAINING AVAILABLE FUNDS                                                              4,673,556.63

CLASS C NOTE INTEREST
     Class C Note Interest due                                                              58,027.26
     Class C Note Interest paid                                                             58,027.26
                                                                                      ---------------
       Class C Note Interest remaining unpaid                                                      --
                                                                                      ---------------
  REMAINING AVAILABLE FUNDS                                                              4,615,529.37

CLASS D NOTE INTEREST
     Class D Note Interest due                                                              17,714.16
     Class D Note Interest paid                                                             17,714.16
                                                                                      ---------------
       Class D Note Interest remaining unpaid                                                      --
                                                                                      ---------------
  REMAINING AVAILABLE FUNDS                                                              4,597,815.21

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                      2,323,621.46
     Class A Note Principal Balance as of preceding Payment Date                       105,116,377.12
                                                                                      ---------------
     Class A Base Principal Distribution Amount paid                                     2,323,621.46
                                                                                      ---------------
       Class A Base Principal Distribution Amount remaining unpaid                                 --
     Class A-1 Note Principal Balance as of preceding Payment Date                                 --
     Class A-1 Base Principal Distribution Amount paid                                             --
                                                                                      ---------------
       Class A-1 Note Principal Balance after distribution                                         --
                                                                                      ---------------
     Remaining Class A Base Principal Distribution Amount                                2,323,621.46
                                                                                      ---------------
     Class A-2 Note Principal Balance as of preceding Payment Date                      24,306,122.12
     Class A-2 Base Principal Distribution Amount paid                                   2,323,621.46
                                                                                      ---------------
       Class A-2 Note Principal Balance after distribution                              21,982,500.65
     Remaining Class A Base Principal Distribution Amount                                          --
                                                                                      ---------------
     Class A-3 Note Principal Balance as of preceding Payment Date                      18,823,624.00
     Class A-3 Base Principal Distribution Amount paid                                             --
                                                                                      ---------------
       Class A-3 Note Principal Balance after distribution                              18,823,624.00
     Remaining Class A Base Principal Distribution Amount                                          --
                                                                                      ---------------
     Class A-4 Note Principal Balance as of preceding Payment Date                      61,986,631.00
     Class A-4 Base Principal Distribution Amount paid                                             --
                                                                                      ---------------
       Class A-4 Note Principal Balance after distribution                              61,986,631.00
  REMAINING AVAILABLE FUNDS                                                              2,274,193.75

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2000

CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                          12,832,852.23
     Class B Base Principal Distribution due                                                 219,610.56
     Class B Base Principal Distribution paid                                                219,610.56
                                                                                          -------------
          Class B Base Principal Distribution remaining unpaid                                       --
          Class B Note Principal Balance after distribution on Payment Date               12,613,241.67
  REMAINING AVAILABLE FUNDS                                                                2,054,583.18

CLASS C BASE PRINCIPAL DISTRIBUTION
    Class C Note Principal Balance as of preceding Payment Date                            8,693,222.58
    Class C Base Principal Distribution due                                                  148,768.45
    Class C Base Principal Distribution paid                                                 148,768.45
                                                                                          -------------
          Class C Base Principal Distribution remaining unpaid                                       --
          Class C Note Principal Balance after distribution on Payment Date                8,544,454.13
  REMAINING AVAILABLE FUNDS                                                                1,905,814.73

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                           2,069,814.33
     Class D Base Principal Distribution due                                                  35,421.06
     Class D Base Principal Distribution paid                                                 35,421.06
                                                                                          -------------
          Class D Base Principal Distribution remaining unpaid                                       --
          Class D Note Principal Balance after distribution on Payment Date                2,034,393.27
  REMAINING AVAILABLE FUNDS                                                                1,870,393.68

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                                           --
     Class A-1 Reallocated Principal Distribution                                                    --
                                                                                          -------------
          Class A-1 Note Principal Balance after Reallocation                                        --
  Remaining Available Funds                                                                1,870,393.68
                                                                                          -------------
     Class A-2 Note Principal Balance after Base Principal                                21,982,500.65
     Class A-2 Reallocated Principal Distribution                                                    --
                                                                                          -------------
          Class A-2 Note Principal Balance after Reallocation                             21,982,500.65
  Remaining Available Funds                                                                1,870,393.68
                                                                                          -------------
      Class A-3 Note Principal Balance after Base Principal                               18,823,624.00
      Class A-3 Reallocated Principal Distribution                                                   --
                                                                                          -------------
          Class A-3 Note Principal Balance after Reallocation                             18,823,624.00
  Remaining Available Funds                                                                1,870,393.68
                                                                                          -------------
     Class A-4 Note Principal Balance after Base Principal                                61,986,631.00
     Class A-4 Reallocated Principal Distribution                                                    --
                                                                                          -------------
          Class A-4 Note Principal Balance after Reallocation                             61,986,631.00
  REMAINING AVAILABLE FUNDS                                                                1,870,393.68

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                                  12,613,241.67
     Class B Reallocated Principal Distribution paid                                                 --
                                                                                          -------------
          Class B Note Principal Balance after Reallocation                               12,613,241.67
REMAINING AVAILABLE FUNDS                                                                  1,870,393.68


FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2000

CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
  Class C Note Principal Balance after Base Principal                                      8,544,454.13
  Class C Reallocated Principal Distribution paid                                                    --
                                                                                          -------------
    Class C Note Principal Balance after Reallocation                                      8,544,454.13
 REMAINING AVAILABLE FUNDS                                                                 1,870,393.68

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
  Class D Note Principal Balance after Base Principal                                      2,034,393.27
  Class D Reallocated Principal Distribution paid                                                    --
    Class D Note Principal Balance after Reallocation                                      2,034,393.27
 REMAINING AVAILABLE FUNDS                                                                 1,870,393.68

CLASS E NOTE INTEREST
  Class E Note Interest due                                                                   13,095.72
  Class E Note Interest paid                                                                  13,095.72
                                                                                          -------------
    Class E Note Interest remaining unpaid                                                           --
                                                                                          -------------
 REMAINING AVAILABLE FUNDS                                                                 1,857,297.96

CLASS E BASE PRINCIPAL DISTRIBUTION
  Class E Note Principal Balance as of preceding Payment Date                              2,235,400.03
  Class E Base Principal Distribution due                                                     38,254.74
  Class E Base Principal Distribution paid                                                    38,254.74
                                                                                          -------------
     Class E Base Principal Distribution remaining unpaid                                            --
     Class E Note Principal Balance after distribution on Payment Date                     2,197,145.29
 REMAINING AVAILABLE FUNDS                                                                 1,819,043.21

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
  Class E Note Principal Balance after Base Principal                                      2,197,145.29
  Class E Reallocated Principal Distribution paid                                                    --
    Class E Note Principal Balance after Reallocation                                      2,197,145.29
 REMAINING AVAILABLE FUNDS                                                                 1,819,043.21

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
  Class A-1 Note Principal Balance after Reallocated Principal                                       --
  Class A-1 Supplemental Principal Distribution                                                      --
                                                                                          -------------
    Class A-1 Note Principal Balance after Supplemental                                              --
 Remaining Available Funds                                                                 1,819,043.21
                                                                                          -------------
  Class A-2 Note Principal Balance after Reallocated Principal                            21,982,500.65
  Class A-2 Supplemental Principal Distribution                                               57,138.23
                                                                                          -------------
     Class A-2 Note Principal Balance after Supplemental                                  21,925,362.42
 Remaining Available Funds                                                                 1,761,904.98
                                                                                          -------------
  Class A-3 Note Principal Balance after Reallocated Principal                            18,823,624.00
  Class A-3 Supplemental Principal Distribution                                                      --
                                                                                          -------------
       Class A-3 Note Principal Balance after Supplemental                                18,823,624.00
 Remaining Available Funds                                                                 1,761,904.98
                                                                                          -------------
  Class A-4 Note Principal Balance after Reallocated Principal                            61,986,631.00
  Class A-4 Supplemental Principal Distribution                                                      --
                                                                                          -------------
    Class A-4 Note Principal Balance after Supplemental                                   61,986,631.00
 REMAINING AVAILABLE FUNDS                                                                 1,761,904.98

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2000

CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
   Class B Note Principal Balance after Reallocated Principal                   12,613,241.67
   Class B Supplemental Principal Distribution paid                                  5,400.26
                                                                                -------------
     Class B Note Principal Balance after Supplemental                          12,607,841.41
  REMAINING AVAILABLE FUNDS                                                      1,756,504.72

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
   Class C Note Principal Balance after Reallocated Principal                    8,544,454.13
   Class C Supplemental Principal Distribution paid                                  3,658.24
                                                                                -------------
     Class C Note Principal Balance after Supplemental                           8,540,795.89
  REMAINING AVAILABLE FUNDS                                                      1,752,846.48

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
   Class D Note Principal Balance after Reallocated Principal                    2,034,393.27
   Class D Supplemental Principal Distribution paid                                    871.01
                                                                                -------------
     Class D Note Principal Balance after Supplemental                           2,033,522.26
  REMAINING AVAILABLE FUNDS                                                      1,751,975.47

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
   Class E Note Principal Balance after Reallocated Principal                    2,197,145.29
   Class E Supplemental Principal Distribution paid                                    940.69
                                                                                -------------
     Class E Note Principal Balance after Supplemental                           2,196,204.60
  REMAINING AVAILABLE FUNDS                                                      1,751,034.78

RESERVE FUND
   Required Reserve Fund Amount                                                  1,751,034.78
   Reserve Account Balance, Ending                                               1,751,034.78
   Reserve Account Deposit/(Withdrawal)                                                  0.00
                                                                                -------------
  REMAINING AVAILABLE FUNDS                                                                --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
   Indenture Trustee Expenses unpaid per above                                             --
   Remaining Indenture Trustee Expenses paid                                               --
                                                                                -------------
     Remaining Indenture Trustee Expenses unpaid                                           --
  REMAINING AVAILABLE FUNDS                                                                --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                 --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 2000

CALCULATION OF BASE PRINCIPAL AMOUNT
   ADCPB, beginning of Collection Period                                                        135,150,149.29
   ADCPB, end of Collection Period                                                              132,316,464.58
                                                                                               ---------------
    Base Principal Amount                                                                         2,833,684.71

UNREIMBURSED SERVICING ADVANCES
   Unreimbursed Servicing Advances from previous Collection Period                                2,599,393.88
   Servicing Advances collected during the current Collection Period                              2,593,810.30
                                                                                               ---------------
    Unreimbursed Servicing Advances as of current Determination Date                                  5,583.58



CALCULATION OF SERVICER FEE
   ADCPB as of the prior Calculation Date                                                       135,150,149.29
   Servicer Fee Rate                                                                                     0.500%
   One-twelfth                                                                                            1/12
                                                                                               ---------------
   Servicer Fee due current period                                                                   56,312.56
   Prior Servicer Fee arrearage                                                                             --
                                                                                               ---------------
   Servicer Fee due                                                                                  56,312.56


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
   Indenture Trustee Fee (per Payment Date)                                                             416.67
   Prior Indenture Trustee Fee arrearage                                                                    --
                                                                                               ---------------
   Total Indenture Trustee Fee due                                                                      416.67

INDENTURE TRUSTEE EXPENSES
   Indenture Trustee Expenses due                                                                           --
   Prior Indenture Trustee Expenses arrearage                                                               --
                                                                                               ---------------
   Total Indenture Trustee Expenses due                                                                     --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                                  --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                                 --
                                                                                               ---------------
     Total Other Amounts Due Servicer under Servicing Agreement                                             --



AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
     Current                                                   129,261,019.15                            97.69%
     31 - 60 days past due                                       1,701,870.89                             1.29%
     61 - 90 days past due                                         496,003.39                             0.37%
     91+ days past due                                             857,571.15                             0.65%
                                                                   ----------
                                                               132,316,464.58

GROSS CHARGE OFF
   ADCPB of All Defaulted Contracts                                                                 147,707.87
   Less Recoveries                                                                                   48,677.78
                                                                                               ---------------
   Total Charge Offs for the period                                                                  99,030.09

   End of Month ADCPB                                                                           132,316,464.58
   Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                                       0.07%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED OCTOBER 1, 2000


INTEREST PAYMENTS TO NOTEHOLDERS

                                  Beginning
                 Initial          of Period        Interest                       Interest
   Class         Balance           Balance           Rate       Interest Due        Paid
----------------------------------------------------------------------------------------------
    A-1         30,818,212.00               0.00        5.855%            0.00           0.00
    A-2         31,956,385.00      24,306,122.12        6.460%      130,847.96     130,847.96
    A-3         18,823,624.00      18,823,624.00        6.700%      105,098.57     105,098.57
    A-4         61,986,631.00      61,986,631.00        6.980%      360,555.57     360,555.57
----------------------------------------------------------------------------------------------
  Class A      143,584,852.00     105,116,377.12         6.81%      596,502.10     596,502.10
----------------------------------------------------------------------------------------------
     B          13,570,520.00      12,832,852.23        7.280%       77,852.64      77,852.64
     C           9,192,933.00       8,693,222.58        8.010%       58,027.26      58,027.26
     D           2,188,793.00       2,069,814.33       10.270%       17,714.16      17,714.16
     E           2,363,897.00       2,235,400.03        7.030%       13,095.72      13,095.72
----------------------------------------------------------------------------------------------
Total Notes    170,900,995.00     130,947,666.29         6.99%      763,191.87     763,191.87
----------------------------------------------------------------------------------------------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                Beginning          (Monthly)     (Reallocated)  (Supplemental)     Total            End           Ending
                of Period          Principal       Principal      Principal      Principal       of Period     Certificate
   Class         Balance             Paid             Paid           Paid           Paid          Balance         Factor
----------------------------------------------------------------------------------------------------------------------------
    A-1                  0.00               0.00          0.00            0.00           0.00             0.00    0.0000000
    A-2         24,306,122.12       2,323,621.46          0.00       57,138.23   2,380,759.69    21,925,362.42    0.6861027
    A-3         18,823,624.00               0.00          0.00            0.00           0.00    18,823,624.00    1.0000000
    A-4         61,986,631.00               0.00          0.00            0.00           0.00    61,986,631.00    1.0000000
---------------------------------------------------------------------------------------------------------------
  Class A      105,116,377.12       2,323,621.46          0.00       57,138.23   2,380,759.69   102,735,617.42
---------------------------------------------------------------------------------------------------------------
     B          12,832,852.23         219,610.56          0.00        5,400.26     225,010.82    12,607,841.41    0.9290610
     C           8,693,222.58         148,768.45          0.00        3,658.24     152,426.69     8,540,795.89    0.9290610
     D           2,069,814.33          35,421.06          0.00          871.01      36,292.07     2,033,522.26    0.9290610
     E           2,235,400.03          38,254.74          0.00          940.69      39,195.43     2,196,204.60    0.9290610
---------------------------------------------------------------------------------------------------------------
Total Notes    130,947,666.29       2,765,676.28          0.00       68,008.43   2,833,684.71   128,113,981.58
---------------------------------------------------------------------------------------------------------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED OCTOBER 1, 2000


PRINCIPAL PAYMENT CALCULATION

                                   Investor        Investor       Investor                      Supplemental
                (defined)          Monthly        Reallocated   Supplemental       Total         Percentage
                  Class           Principal        Principal      Principal      Principal      of Principal
   Class       Percentage           Amount          Amount         Amount          Amount        Allocated
---------------------------------------------------------------------------------------------------------------
     A                 82.00%       2,323,621.46          0.00       57,138.23   2,380,759.69           84.02%
     B                  7.75%         219,610.56          0.00        5,400.26     225,010.82            7.94%
     C                  5.25%         148,768.45          0.00        3,658.24     152,426.69            5.38%
     D                  1.25%          35,421.06          0.00          871.01      36,292.07            1.28%
     E                  1.35%          38,254.74          0.00          940.69      39,195.43            1.38%
---------------------------------------------------------------------------------------------------------------
                                    2,765,676.28          0.00       68,008.43   2,833,684.71          100.00%
---------------------------------------------------------------------------------------------------------------



FLOOR CALCULATION

                  Class           Floor Hit?        Floored
   Class         Floors             (Y/N)         Prin Amount
---------------------------------------------------------------
     A                                                N/A
     B                      -         No            219,610.56
     C                      -         No            148,768.45
     D                      -         No             35,421.06
     E                      -         No             38,254.74
---------------------------------------------------------------


(Retained) Certificate Balance      4,202,483.00
Initial OC Percentage                      2.40%

Overcollateralization Balance (prior)             4,202,483.00
Overcollateralization Balance (current)           4,202,483.00
Cumulative Loss Amount                                    0.00
Available Funds+Collection Account-Servicing      5,347,911.36

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED OCTOBER 1, 2000




EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                       Yes/No
    A) Failure to distribute to the Noteholders all or part of any payment of                          ------
Interest required to be made under the terms of such Notes or the Indenture when
due; and,                                                                                                 No

    B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment
Date to the extent that sufficient Available Funds are on deposit in the
Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity
Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B
Maturity Date, the Class C Maturity Date, the Class D Maturity Date, or the
Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
Notes, Class B Notes, Class C Notes, Class D Notes, or Class E Notes, as the                              No
case may be.

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT


      Section                                            Event                                           Yes/No
      -------                                            ------                                          ------
    6.01(i)     Failure to make payment, deposit, transfer, or delivery required                           No

    6.01(ii)    Failure to submit Monthly Statement                                                        No

    6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                        No

    6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                              No

    6.01(v)     Servicer files a voluntary petition for bankruptcy                                         No

    6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn                   No
                or dismissed within 60 days

    6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                  No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED OCTOBER 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of September 30, 2000                              1,299,248.51
     Investment earnings on amounts in Collection Account                                  6,968.27
     Payments due Collection Account from last 3 business days of Collection Period      633,051.19
     Servicer Advance on current Determination Date                                    1,179,911.91
     Additional Contribution for loss on termination                                           0.00
     Deposit from Reserve Account                                                              0.00
     Deposit from Letter of Credit Account                                                     0.00
     AVAILABLE FUNDS ON PAYMENT DATE                                                   3,119,179.88

Initial Unpaid Amounts inadvertently deposited in Collection Account                           0.00
 REMAINING AVAILABLE FUNDS                                                             3,119,179.88

Indemnity Payments paid inadvertently deposited in Collection Account                          0.00
 REMAINING AVAILABLE FUNDS                                                             3,119,179.88

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                   88,161.06
     Unreimbursed Servicer Advances paid                                                  88,161.06
                                                                                      -------------
      Unreimbursed Servicer Advances remaining unpaid                                          0.00
  REMAINING AVAILABLE FUNDS                                                            3,031,018.82

SERVICER FEES
     Servicer Fees due                                                                    77,523.55
     Servicer Fees paid                                                                   77,523.55
                                                                                      -------------
      Servicer Fees remaining unpaid                                                           0.00
  REMAINING AVAILABLE FUNDS                                                            2,953,495.27

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                 0.00
 REMAINING AVAILABLE FUNDS                                                             2,953,495.27

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                               416.67
     Indenture Trustee Fee paid                                                              416.67
                                                                                      -------------
      Indenture Trustee Fee remaining unpaid                                                   0.00
  REMAINING AVAILABLE FUNDS                                                            2,953,078.61

REIMBURSABLE TRUSTEE EXPENSES PER SECTION 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                      0.00
     Cap on Indenture Trustee Expenses per section 7.07(a)(ii)                            75,000.00
     Total Indenture Trustee Expenses paid                                                     0.00
                                                                                      -------------
      Indenture Trustee Expenses unpaid                                                        0.00
  REMAINING AVAILABLE FUNDS                                                            2,953,078.61

CLASS A-1 THROUGH A-2 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest due                                                         451,920.30
     Class A-1 Note Interest paid                                                        451,920.30
                                                                                      -------------
      Class A-1 Interest remaining unpaid                                                      0.00
     Class A-2 Note Interest due                                                         644,910.00
     Class A-2 Note Interest paid                                                        644,910.00
                                                                                      -------------

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED OCTOBER 1, 2000


     Class A-2 Interest remaining unpaid                                                       0.00
  REMAINING AVAILABLE FUNDS                                                            1,856,248.30

CLASS B NOTE INTEREST
     Class B Note Interest due                                                            93,099.33
     Class B Note Interest paid                                                           93,099.33
                                                                                      -------------
      Class B Note Interest remaining unpaid                                                   0.00
  REMAINING AVAILABLE FUNDS                                                            1,763,148.97


CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance as of preceding Payment Date                    72,403,786.82
     Class A-1 Base Principal Distribution due                                         1,661,306.60
     Class A-1 Base Principal Distribution Amount paid                                 1,661,306.60
                                                                                      -------------
      Class A-1 Base Principal Distribution remaining unpaid                                   0.00
      Class A-1 Note Principal Balance after distribution on Payment Date             70,742,480.22

     Class A-2 Note Principal Balance as of preceding Payment Date                    99,600,000.00
     Class A-2 Base Principal Distribution due                                                 0.00
     Class A-2 Base Principal Distribution Amount paid                                         0.00
                                                                                      -------------
      Class A-2 Base Principal Distribution remaining unpaid                                   0.00
      Class A-2 Note Principal Balance after distribution on Payment Date             99,600,000.00
  REMAINING AVAILABLE FUNDS                                                              101,842.37

CLASS B BASE PRINCIPAL DISTRIBUTION (BEGINNING JUNE 2001)
     Class B Note Principal Balance as of preceding Payment Date                      14,052,729.00
     Class B Base Principal Distribution due                                                   0.00
     Class B Base Principal Distribution paid                                                  0.00
                                                                                      -------------
      Class B Base Principal Distribution remaining unpaid                                     0.00
      Class B Note Principal Balance after distribution on Payment Date               14,052,729.00
  REMAINING AVAILABLE FUNDS                                                              101,842.37

SUPPLEMENTAL INTEREST RESERVE ACCOUNT
     Supplemental Interest Reserve Account Addition                                      101,842.37
  REMAINING AVAILABLE FUNDS                                                                    0.00

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                               0.00
     Remaining Indenture Trustee Expenses paid                                                 0.00
                                                                                      -------------
      Remaining Indenture Trustee Expenses unpaid                                              0.00
  REMAINING AVAILABLE FUNDS                                                                    0.00

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                     0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED OCTOBER 1, 2000


RESERVE ACCOUNT: SECTION 3.04(a)
      Initial Reserve Account Balance                                                    3,892,950.85
      Plus: Earnings for Collection Period per Section 3.04(b)                              22,646.91
      Less: Withdrawal per Section 3.04(c)                                                         --
       Ending Reserve Account Balance                                                    3,915,597.76


LETTER OF CREDIT ACCOUNT: SECTION 3.08(a)
      Initial Letter of Credit Account Balance                                                     --
      Plus: Earnings for Collection Period                                                         --
      Plus: Additions from draws under Section 3.08(b)                                             --
      Less: Withdrawal pursuant to Section 3.08(c), To Collection Account                          --
       Ending Letter of Credit Account Balance                                                     --


SUPPLEMENTAL INTEREST RESERVE ACCOUNT: SECTION 3.09(b)
      Available Amounts for Related Collection Period less: Items 3.05(i) through (ix)     101,842.37
      Supplemental Interest Reserve Account Addition (Up to Supplemental Interest          101,842.37
        Required Amount)
      Supplemental Interest Reserve Account Distribution to Collection Account                     --


      Supplemental Interest Reserve Required Amount calculation
      Beginning Balance                                                                    232,994.67
      Plus: Additions (Up to 1% of Initial ADCPB)                                          101,842.37
      Plus: Earnings for Collection Period                                                   1,137.70
      Less: Required Distributions, To Collection Account                                          --
       Ending Supplemental Interest Reserve Account Balance                                335,974.74

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED OCTOBER 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                     186,056,515.82
      ADCPB, end of Collection Period                                           184,395,209.22
                                                                               ---------------
        Base Principal Amount                                                     1,661,306.60

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period               939,985.96
      Servicing Advances collected during the current Collection Period             851,824.90
                                                                               ---------------
        Unreimbursed Servicing Advances as of current Determination Date             88,161.06


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                    186,056,515.82
      Servicer Fee Rate                                                                  0.500%
      One-twelfth                                                                         1/12
                                                                               ---------------
      Servicer Fee due current period                                                77,523.55
      Prior Servicer Fee arrearage                                                          --
                                                                               ---------------
      Servicer Fee due                                                               77,523.55


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                          416.67
      Prior Indenture Trustee Fee arrearage                                               0.00
                                                                               ---------------
      Total Indenture Trustee Fee due                                                   416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                      0.00
      Prior Indenture Trustee Expenses arrearage                                          0.00
                                                                               ---------------
      Total Indenture Trustee Expenses due                                                0.00

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period               0.00
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage              0.00
                                                                               ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                          0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED OCTOBER 1, 2000


INTEREST PAYMENTS TO NOTEHOLDERS

                                 Beginning                                              Total        Total
                  Initial        of Period      Interest      Current       Overdue   Interest      Interest      Interest
   Class          Balance         Balance         Rate     Interest Due    Interest      Due          Paid        Shortfall
-----------------------------------------------------------------------------------------------------------------------------
    A-1        75,000,000.00   72,403,786.82     7.490%      451,920.30        0.00    451,920.30    451,920.30        0.00
    A-2        99,600,000.00   99,600,000.00     7.770%      644,910.00        0.00    644,910.00    644,910.00        0.00
-----------------------------------------------------------------------------------------------------------------------------
  Class A     174,600,000.00  172,003,786.82               1,096,830.30        0.00  1,096,830.30  1,096,830.30        0.00
-----------------------------------------------------------------------------------------------------------------------------
     B         14,052,729.00   14,052,729.00     7.950%       93,099.33        0.00     93,099.33     93,099.33        0.00
-----------------------------------------------------------------------------------------------------------------------------
Total Notes   188,652,729.00  186,056,515.82               1,189,929.63        0.00  1,189,929.63  1,189,929.63        0.00
-----------------------------------------------------------------------------------------------------------------------------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                 Beginning        Current                         End             Ending
                 of Period       Principal      Principal      of Period        Certificate
   Class          Balance           Due           Paid          Balance           Factor
---------------------------------------------------------------------------------------------
    A-1        72,403,786.82    1,661,306.60  1,661,306.60   70,742,480.22        0.94323307
    A-2        99,600,000.00            0.00          0.00   99,600,000.00        1.00000000
---------------------------------------------------------------------------------------------
  Class A     172,003,786.82    1,661,306.60  1,661,306.60  170,342,480.22
---------------------------------------------------------------------------------------------
     B         14,052,729.00            0.00          0.00   14,052,729.00        1.00000000
---------------------------------------------------------------------------------------------
Total Notes   186,056,515.82    1,661,306.60  1,661,306.60  184,395,209.22
---------------------------------------------------------------------------------------------

                                Beginning                   Base Principal       Principal
                    Principal   of Period         Overdue    Distribution         Payment
                     Percent     Balance         Principal      Amount             Amount
---------------------------------------------------------------------------------------------
Class A              100.00%  172,003,786.82          0.00    1,661,306.60      1,661,306.60
Class B                0.00%   14,052,729.00          0.00            0.00              0.00
---------------------------------------------------------------------------------------------



Base Principal Amount:          1,661,306.60
Gross Charge Off Event?                   No
Available Funds less Fees:      2,953,078.61

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED OCTOBER 1, 2000



EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                             Yes/No
                                                                                                                             ------
    a)    Failure to distribute to the Noteholders all or part of any payment of Interest required to be made
          under the terms of such Notes or the Indenture when due; and,                                                       No

    b)    Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
          Class B Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-
          1 Notes, Class A-2 Notes, Class B Notes, as the case may be.                                                        No

    c)    Failure on the part of the Trust duly to observe or perform in any material respect any other Covenants
          or Agreements.                                                                                                      No

    d)    The Trust shall consent to the appointment of a Custodian, Receiver, Trustee, or Liquidator, etc.                   No

    e)    The Trust shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking
          reorganization in a proceeding under any bankruptcy laws etc.                                                       No

    f)    A petition against the Trust in a proceeding under applicable bank laws or other insolvency laws, as now or hereafter in effect, shall be filled and shall be consented to by the Trust or shall not be stayed,
          withdrawn, or dismissed within 60 days thereafter, etc.                                                             No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

  Section                                                 Event                                                       Yes/No
   --------                                                -----                                                      ------
  6.01(i)    Failure to make payment, deposit, transfer, or delivery required                                           No
  6.01(ii)   Failure to submit Monthly Statement                                                                        No
  6.01(iii)  Failure to Observe Covenants or Agreements in Transaction Documents                                        No
  6.01(iv)   Servicer consents to appointment of custodian, receiver, etc.                                              No
  6.01(v)    Servicer files a voluntary petition for bankruptcy                                                         No
  6.01(vi)   Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days       No
  6.01(vii)  Assignment by Servicer to a delegate its rights under Servicing Agreement                                  No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED OCTOBER 1, 2000



AGING DELINQUENCY STATISTICS - AS OF COLLECTION PERIOD END
Current                                                             183,882,651.21                                    99.72%
31 - 60 days past due                                                   310,489.51                                     0.17%
61 - 90 days past due                                                   202,068.50                                     0.11%
91+ days past due                                                             0.00                                     0.00%
                                                                    --------------
                                                                    184,395,209.22


PUTBACK SUMMARY
                      Defaults for Related Collection Period                                                           0.00
                       Total Defaulted Contracts                                                                 651,157.40
                      Recoveries from Reserve Account for Current Period                                               0.00
                       Total Recoveries from Reserve Account                                                     651,157.40
                      Net Remaining Defaulted                                                                          0.00
                      Recoveries from Source Recourse (Up to Available Source Recourse)                                0.00
                      Recoveries from Draw on Letter of Credit Account                                                 0.00


10% LIMITED RECOURSE AMOUNT
                      Beginning Amount available under 10% limited recourse                                   19,238,909.32
                      Beginning % available under 10% limited recourse                                               9.6678%
                      Current months buy backs under 10% limited recourse obligation                                   0.00
                      Cumulative amount bought back under 10% limited recourse obligation                        639,024.43
                      Cumulative % bought back under 10% limited recourse obligation                                 0.0000%


LETTERS  OF CREDIT
                      Beginning Value of the 2 Letters of Credit                                              20,000,000.00
                      Amount of step down in the Letters of Credit                                                     0.00
                      Ending Value of the 2 Letters of Credit                                                 20,000,000.00


LETTER OF CREDIT DRAW EVENTS                                                                                    (NO/YES)
                                                                                                                --------
                      (i)   Non Performance of Buy Back Obligation - Deposit full amount of both LOCs (No/Yes):     No

                      (ii)  Downgrade by Confirming bank - Deposit full amount of relevant LOC:
                            Northern Trust Company (Downgraded below Aa/AA by Moodys and S&P respectively)          No
                            Bank One (Downgraded below Aa/A by Moodys and S&P respectively)                         No

                      (iii) Non-Renewal of Letters of Credit for 364 days by issuing or confirming bank:            No
                            Deposit full amount of relevant LOC:
                      Draw on Letters of Credit?                                                                    No

                      If a draw on the letters of credit, amount deposited in Letter of Credit Account            0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED OCTOBER 1, 2000


GROSS CHARGE EVENT CALCULATION:                                                                 Result
                                                                                              -----------
                      Defaulted Contracts Current Period                                                0
                      Total Defaulted Contracts Prior Period                                      651,157
                                                                                              -----------
                      Total ADCPB of all Defaulted Contracts                                      651,157
                      Total Initial ADCPB                                                     188,652,729
                                                                                              -----------
                      % Total Defaulted                                                              0.35%
                      Maximum Allowed                                                               10.00%

Gross Charge Off Event:                                                                                No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of September 30, 2000                                 1,377,701.15
     Investment earnings on amounts in Collection Account                                    11,135.17
     Payments due Collection Account from last 3 business days of Collection Period         542,199.20
     Additional contribution for terminated trade-ups and rebooked leases                           --
     Servicer Advance on current Determination Date                                       4,348,473.12
                                                                                        --------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                      6,279,508.64
     Reserve Account balance                                                              2,114,952.31
                                                                                        --------------
     TOTAL AVAILABLE FUNDS                                                                8,394,460.95

Initial Unpaid Amounts inadvertently deposited in Collection Account                                --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               8,394,460.95

Indemnity Payments paid inadvertently deposited in Collection Account                               --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               8,394,460.95

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                      14,811.74
     Unreimbursed Servicer Advances paid                                                     14,811.74
                                                                                        --------------
       Unreimbursed Servicer Advances remaining unpaid                                              --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               8,379,649.21

SERVICER FEES
     Servicer Fees due                                                                       82,195.24
     Servicer Fees paid                                                                      82,195.24
                                                                                        --------------
       Servicer Fees remaining unpaid                                                               --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               8,297,453.97

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                      --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               8,297,453.97

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                  416.67
     Indenture Trustee Fee paid                                                                 416.67
                                                                                        --------------
       Indenture Trustee Fee remaining unpaid                                                       --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               8,297,037.30

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                           --
     Cap on Indenture Trustee Expenses per 7.07(a)(ii)                                       75,000.00
                                                                                        --------------
     Total Indenture Trustee Expenses paid                                                          --
                                                                                        --------------
       Indenture Trustee Expenses unpaid                                                            --
  REMAINING AVAILABLE FUNDS                                                               8,297,037.30

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2000


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                              206,923.10
     Class A-2 Note Interest                                                              181,357.16
     Class A-3 Note Interest                                                              320,780.10
     Class A-4 Note Interest                                                              210,522.36
       Total Class A Interest due                                                         919,582.71
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             7,377,454.59

CLASS B NOTE INTEREST
     Class B Note Interest due                                                            136,943.16
     Class B Note Interest paid                                                           136,943.16
                                                                                      --------------
       Class B Note Interest remaining unpaid                                                     --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             7,240,511.43

CLASS C NOTE INTEREST
     Class C Note Interest due                                                             86,713.05
     Class C Note Interest paid                                                            86,713.05
                                                                                      --------------
       Class C Note Interest remaining unpaid                                                     --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             7,153,798.38

CLASS D NOTE INTEREST
     Class D Note Interest due                                                             40,571.84
     Class D Note Interest paid                                                            40,571.84
                                                                                      --------------
       Class D Note Interest remaining unpaid                                                     --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             7,113,226.54

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                     4,785,306.44
     Class A Note Principal Balance as of preceding Payment Date                      150,210,893.95
                                                                                      --------------
     Class A Base Principal Distribution Amount paid                                    4,785,306.44
                                                                                      --------------
       Class A Base Principal Distribution Amount remaining unpaid                                --
     Class A-1 Note Principal Balance as of preceding Payment Date                     35,791,973.95
     Class A-1 Base Principal Distribution Amount paid                                  4,785,306.44
                                                                                      --------------
       Class A-1 Note Principal Balance after distribution                             31,006,667.51
                                                                                      --------------
     Remaining Class A Base Principal Distribution Amount                                         --
                                                                                      --------------
     Class A-2 Note Principal Balance as of preceding Payment Date                     29,609,332.00
     Class A-2 Base Principal Distribution Amount paid                                            --
                                                                                      --------------
       Class A-2 Note Principal Balance after distribution                             29,609,332.00
     Remaining Class A Base Principal Distribution Amount                                         --
                                                                                      --------------
     Class A-3 Note Principal Balance as of preceding Payment Date                     51,393,341.00
     Class A-3 Base Principal Distribution Amount paid                                            --
                                                                                      --------------
       Class A-3 Note Principal Balance after distribution                             51,393,341.00
     Remaining Class A Base Principal Distribution Amount                                         --
                                                                                      --------------
     Class A-4 Note Principal Balance as of preceding Payment Date                     33,416,247.00
     Class A-4 Base Principal Distribution Amount paid                                            --
                                                                                      --------------
       Class A-4 Note Principal Balance after distribution                             33,416,247.00
  REMAINING AVAILABLE FUNDS                                                             2,327,920.10

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2000


CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                       21,149,523.00
     Class B Base Principal Distribution due                                                      --
     Class B Base Principal Distribution paid                                                     --
                                                                                      --------------
       Class B Base Principal Distribution remaining unpaid                                       --
       Class B Note Principal Balance after distribution on Payment Date               21,149,523.00
  REMAINING AVAILABLE FUNDS                                                             2,327,920.10

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                       12,689,714.00
     Class C Base Principal Distribution due                                                      --
     Class C Base Principal Distribution paid                                                     --
                                                                                      --------------
       Class C Base Principal Distribution remaining unpaid                                       --
       Class C Note Principal Balance after distribution on Payment Date               12,689,714.00
  REMAINING AVAILABLE FUNDS                                                             2,327,920.10

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                        4,229,905.00
     Class D Base Principal Distribution due                                                      --
     Class D Base Principal Distribution paid                                                     --
                                                                                      --------------
       Class D Base Principal Distribution remaining unpaid                                       --
       Class D Note Principal Balance after distribution on Payment Date                4,229,905.00
  REMAINING AVAILABLE FUNDS                                                             2,327,920.10

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                             31,006,667.51
     Class A-1 Reallocated Principal Distribution                                                 --
                                                                                      --------------
       Class A-1 Note Principal Balance after Reallocation                             31,006,667.51
  Remaining Available Funds                                                             2,327,920.10
                                                                                      --------------
     Class A-2 Note Principal Balance after Base Principal                             29,609,332.00
     Class A-2 Reallocated Principal Distribution                                                 --
                                                                                      --------------
       Class A-2 Note Principal Balance after Reallocation                             29,609,332.00
  Remaining Available Funds                                                             2,327,920.10
                                                                                      --------------
     Class A-3 Note Principal Balance after Base Principal                             51,393,341.00
     Class A-3 Reallocated Principal Distribution                                                 --
                                                                                      --------------
       Class A-3 Note Principal Balance after Reallocation                             51,393,341.00
  Remaining Available Funds                                                             2,327,920.10
                                                                                      --------------
     Class A-4 Note Principal Balance after Base Principal                             33,416,247.00
     Class A-4 Reallocated Principal Distribution                                                 --
                                                                                      --------------
       Class A-4 Note Principal Balance after Reallocation                             33,416,247.00
  REMAINING AVAILABLE FUNDS                                                             2,327,920.10

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                               21,149,523.00
     Class B Reallocated Principal Distribution paid                                              --
                                                                                      --------------
       Class B Note Principal Balance after Reallocation                               21,149,523.00
  REMAINING AVAILABLE FUNDS                                                             2,327,920.10

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2000


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                               12,689,714.00
     Class C Reallocated Principal Distribution paid                                              --
                                                                                      --------------
       Class C Note Principal Balance after Reallocation                               12,689,714.00
  REMAINING AVAILABLE FUNDS                                                             2,327,920.10

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                                4,229,905.00
     Class D Reallocated Principal Distribution paid                                              --
       Class D Note Principal Balance after Reallocation                                4,229,905.00
  REMAINING AVAILABLE FUNDS                                                             2,327,920.10

CLASS E NOTE INTEREST
     Class E Note Interest due                                                             26,428.97
     Class E Note Interest paid                                                            26,428.97
                                                                                      --------------
       Class E Note Interest remaining unpaid                                                     --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             2,301,491.13

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                        4,124,157.00
     Class E Base Principal Distribution due                                                      --
     Class E Base Principal Distribution paid                                                     --
                                                                                      --------------
       Class E Base Principal Distribution remaining unpaid                                       --
       Class E Note Principal Balance after distribution on Payment Date                4,124,157.00
  REMAINING AVAILABLE FUNDS                                                             2,301,491.13

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                                4,124,157.00
     Class E Reallocated Principal Distribution paid                                              --
       Class E Note Principal Balance after Reallocation                                4,124,157.00
  REMAINING AVAILABLE FUNDS                                                             2,301,491.13

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                      31,006,667.51
     Class A-1 Supplemental Principal Distribution                                        117,671.47
                                                                                      --------------
       Class A-1 Note Principal Balance after Supplemental                             30,888,996.04
  Remaining Available Funds                                                             2,183,819.66
                                                                                      --------------
     Class A-2 Note Principal Balance after Reallocated Principal                      29,609,332.00
     Class A-2 Supplemental Principal Distribution                                                --
                                                                                      --------------
       Class A-2 Note Principal Balance after Supplemental                             29,609,332.00
  Remaining Available Funds                                                             2,183,819.66
                                                                                      --------------
     Class A-3 Note Principal Balance after Reallocated Principal                      51,393,341.00
     Class A-3 Supplemental Principal Distribution                                                --
                                                                                      --------------
       Class A-3 Note Principal Balance after Supplemental                             51,393,341.00
  Remaining Available Funds                                                             2,183,819.66
                                                                                      --------------
     Class A-4 Note Principal Balance after Reallocated Principal                      33,416,247.00
     Class A-4 Supplemental Principal Distribution                                                --
                                                                                      --------------
       Class A-4 Note Principal Balance after Supplemental                             33,416,247.00
  REMAINING AVAILABLE FUNDS                                                             2,183,819.66

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2000


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal                        21,149,523.00
     Class B Supplemental Principal Distribution paid                                             --
                                                                                      --------------
       Class B Note Principal Balance after Supplemental                               21,149,523.00
  REMAINING AVAILABLE FUNDS                                                             2,183,819.66

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal                        12,689,714.00
     Class C Supplemental Principal Distribution paid                                             --
                                                                                      --------------
       Class C Note Principal Balance after Supplemental                               12,689,714.00
  REMAINING AVAILABLE FUNDS                                                             2,183,819.66

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal                         4,229,905.00
     Class D Supplemental Principal Distribution paid                                             --
                                                                                      --------------
       Class D Note Principal Balance after Supplemental                                4,229,905.00
  REMAINING AVAILABLE FUNDS                                                             2,183,819.66

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal                         4,124,157.00
     Class E Supplemental Principal Distribution paid                                             --
                                                                                      --------------
       Class E Note Principal Balance after Supplemental                                4,124,157.00
  REMAINING AVAILABLE FUNDS                                                             2,183,819.66

RESERVE FUND
     Required Reserve Fund Amount                                                       2,114,952.31
     Reserve Account Balance, Ending                                                    2,114,952.31
     Reserve Account Deposit/(Withdrawal)                                                       0.00
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                                68,867.35

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                  --
     Remaining Indenture Trustee Expenses paid                                                    --
                                                                                      --------------
       Remaining Indenture Trustee Expenses unpaid                                                --
  REMAINING AVAILABLE FUNDS                                                                68,867.35

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                 68,867.35

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                                         197,268,583.09
     ADCPB, end of Collection Period                                                               192,365,605.18
                                                                                                  ---------------
       Base Principal Amount                                                                         4,902,977.91

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period                                 3,406,415.04
     Servicing Advances collected during the current Collection Period                               3,391,603.30
                                                                                                  ---------------
       Unreimbursed Servicing Advances as of current Determination Date                                 14,811.74


CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                                        197,268,583.09
     Servicer Fee Rate                                                                                      0.500%
     One-twelfth                                                                                             1/12
                                                                                                  ---------------
     Servicer Fee due current period                                                                    82,195.24
     Prior Servicer Fee arrearage                                                                              --
                                                                                                  ---------------
     Servicer Fee due                                                                                   82,195.24

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                                              416.67
     Prior Indenture Trustee Fee arrearage                                                                     --
                                                                                                  ---------------
     Total Indenture Trustee Fee due                                                                       416.67

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                                            --
     Prior Indenture Trustee Expenses arrearage                                                                --
                                                                                                  ---------------
     Total Indenture Trustee Expenses due                                                                      --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                                     --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                                    --
                                                                                                  ---------------
     Total Other Amounts Due Servicer under Servicing Agreement                                                --


AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
     Current                                                                   187,032,900.04               97.23%
     31 - 60 days past due                                                       2,896,377.79                1.51%
     61 - 90 days past due                                                         888,566.78                0.46%
     91+ days past due                                                           1,547,760.57                0.80%
                                                                              ---------------
                                                                               192,365,605.18

GROSS CHARGE OFF
     ADCPB of All Defaulted Contracts                                                                  165,057.60
     Less Recoveries                                                                                   166,277.27
                                                                                                  ---------------
     Total Charge Offs for the period                                                                   (1,219.67)

     End of Month ADCPB                                                                            192,365,605.18
     Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                                        0.00%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED OCTOBER 1, 2000


INTEREST PAYMENTS TO NOTEHOLDERS

                                     Beginning
                   Initial           of Period         Interest                     Interest
   Class           Balance            Balance            Rate      Interest Due       Paid
----------------------------------------------------------------------------------------------
    A-1         50,018,622.00      35,791,973.95        6.938%      206,923.10     206,923.10
    A-2         29,609,332.00      29,609,332.00        7.350%      181,357.16     181,357.16
    A-3         51,393,341.00      51,393,341.00        7.490%      320,780.10     320,780.10
    A-4         33,416,247.00      33,416,247.00        7.560%      210,522.36     210,522.36
----------------------------------------------------------------------------------------------
  Class A      164,437,542.00     150,210,893.95         7.35%      919,582.71     919,582.71
----------------------------------------------------------------------------------------------
     B          21,149,523.00      21,149,523.00        7.770%      136,943.16     136,943.16
     C          12,689,714.00      12,689,714.00        8.200%       86,713.05      86,713.05
     D           4,229,905.00       4,229,905.00       11.510%       40,571.84      40,571.84
     E           4,124,157.00       4,124,157.00        7.690%       26,428.97      26,428.97
----------------------------------------------------------------------------------------------
Total Notes    206,630,841.00     192,404,192.95         7.55%    1,210,239.73   1,210,239.73
----------------------------------------------------------------------------------------------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                  Beginning          (Monthly)       (Reallocated) (Supplemental)   Total             End           Ending
                  of Period          Principal         Principal      Principal   Principal        of Period     Certificate
   Class           Balance             Paid              Paid           Paid        Paid            Balance         Factor
----------------------------------------------------------------------------------------------------------------------------
    A-1         35,791,973.95       4,785,306.44          0.00      117,671.47   4,902,977.91    30,888,996.04    0.6175499
    A-2         29,609,332.00               0.00          0.00            0.00           0.00    29,609,332.00    1.0000000
    A-3         51,393,341.00               0.00          0.00            0.00           0.00    51,393,341.00    1.0000000
    A-4         33,416,247.00               0.00          0.00            0.00           0.00    33,416,247.00    1.0000000
---------------------------------------------------------------------------------------------------------------
  Class A      150,210,893.95       4,785,306.44          0.00      117,671.47   4,902,977.91   145,307,916.04
---------------------------------------------------------------------------------------------------------------
     B          21,149,523.00               0.00          0.00            0.00           0.00    21,149,523.00    1.0000000
     C          12,689,714.00               0.00          0.00            0.00           0.00    12,689,714.00    1.0000000
     D           4,229,905.00               0.00          0.00            0.00           0.00     4,229,905.00    1.0000000
     E           4,124,157.00               0.00          0.00            0.00           0.00     4,124,157.00    1.0000000
---------------------------------------------------------------------------------------------------------------
Total Notes    192,404,192.95       4,785,306.44          0.00      117,671.47   4,902,977.91   187,501,215.04
---------------------------------------------------------------------------------------------------------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED OCTOBER 1, 2000


PRINCIPAL PAYMENT CALCULATION

                                     Investor         Investor       Investor                      Supplemental
                    (defined)         Monthly        Reallocated   Supplemental     Total           Percentage
                     Class           Principal        Principal      Principal    Principal        of Principal
   Class           Percentage         Amount           Amount         Amount       Amount           Allocated
---------------------------------------------------------------------------------------------------------------
     A                 77.75%       4,785,306.44          0.00      117,671.47   4,902,977.91           79.66%
     B                 10.00%               0.00          0.00            0.00           0.00           10.25%
     C                  6.00%               0.00          0.00            0.00           0.00            6.15%
     D                  2.00%               0.00          0.00            0.00           0.00            2.05%
     E                  1.95%               0.00          0.00            0.00           0.00            2.00%
---------------------------------------------------------------------------------------------------------------
                                    4,785,306.44          0.00      117,671.47   4,902,977.91          100.10%
---------------------------------------------------------------------------------------------------------------



FLOOR CALCULATION

                  Class           Floor Hit?        Floored
   Class         Floors             (Y/N)         Prin Amount
---------------------------------------------------------------
     A                                                N/A
     B               --              No                --
     C               --              No                --
     D               --              No                --
     E               --              No                --
---------------------------------------------------------------


(Retained) Certificate Balance                 4,864,390.14
Initial OC Percentage                                  2.40%

Overcollateralization Balance (prior)          4,864,390.14
Overcollateralization Balance (current)        4,864,390.14
Cumulative Loss Amount                                 0.00
Available Funds+Collection Account-Servicing   8,297,037.30

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED OCTOBER 1, 2000



EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                   Yes/No
                                                                                                                   ------
     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the
     Indenture when due; and,                                                                                        No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
     Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B Maturity Date, the Class C Maturity Date,
     the Class D Maturity Date, or the Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B
     Notes, Class C Notes, Class D Notes, or Class E Notes, as the case may be.                                      No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

 Section                                        Event                                                            Yes/No
 -------                                        -----                                                            ------
 6.01(i)    Failure to make payment, deposit, transfer, or delivery required                                        No
 6.01(ii)   Failure to submit Monthly Statement                                                                     No
 6.01(iii)  Failure to Observe Covenants in Servicing Agreement                                                     No
 6.01(iv)   Servicer consents to appointment of custodian, receiver, etc.                                           No
 6.01(v)    Servicer files a voluntary petition for bankruptcy                                                      No
 6.01(vi)   Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days    No
 6.01(vii)  Assignment by Servicer to a delegate its rights under Servicing Agreement                               No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED OCTOBER 1, 2000


Available Amount to Note Holders:                                                                     6,279,508.64
Reserve Account balance, beginning                                                                    2,114,952.31

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)         Initial Unpaid Amounts inadvertently deposited in Collection Account                                --

(ii)        Indemnity Payments paid inadvertently deposited in Collection Account                               --

(iii)       Aggregate of:

              (a) Unreimbursed Servicer Advances                                                         14,811.74

              (b) Servicer Fees from current and prior Collection Period                                 82,195.24

              (c) Servicing Charges inadvertently deposited in Collection Account                               --

(iv)        Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                     416.67

(v)         Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                       --

(vi)        Class A-1 through A-4 Note Interest on a pari passu basis:

              Class A-1 Note Interest                                                                   206,923.10

              Class A-2 Note Interest                                                                   181,357.16

              Class A-3 Note Interest                                                                   320,780.10

              Class A-4 Note Interest                                                                   210,522.36

(vii)       Class B Note Interest                                                                       136,943.16

(viii)      Class C Note Interest                                                                        86,713.05

(ix)        Class D Note Interest                                                                        40,571.84

(x)         Class A Base Principal Distribution Amount

              Class A-1 Principal Distribution Amount                                                 4,902,977.91

              Class A-2 Principal Distribution Amount                                                           --

              Class A-3 Principal Distribution Amount                                                           --

              Class A-4 Principal Distribution Amount                                                           --

(xi)        Class B Base Principal Distribution Amount                                                          --

(xii)       Class C Base Principal Distribution Amount                                                          --

(xiii)      Class D Base Principal Distribution Amount                                                          --

(xv)        Class E Note Interest                                                                        26,428.97

(xvi)       Class E Principal Distribution Amount                                                               --

(xviii)     Reserve Account Reimbursement/(Withdrawal)                                                        0.00

(xix)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                       --

(xx)        Remaining Amount to Residual Holder                                                          68,867.35


Reserve Account balance, ending                                                                       2,114,952.31

Disbursements from Reserve Account:
            Interest earned on Reserve Account to Residual Holder                                        11,274.44

            Reviewed By:



            --------------------------------------------------------------------
            SANDY B. HO
            EVP & CFO




10/18/00